Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2018		2017*		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 20,009	100.0	$ 17,766	100.0	12.6
Cost of products sold	6,614	33.1	5,409	30.4	22.3
Selling, marketing and administrative expenses	5,263	26.3	4,763	26.8	10.5
Research and development expense	2,404	12.0	2,070	11.7	16.1
Interest (income) expense, net	145	0.7	83	0.5
Other (income) expense, net	60	0.3	(219)	(1.3)
Restructuring	42	0.2	85	0.5
Earnings before provision for taxes on income	5,481	27.4	5,575	31.4	(1.7)
Provision for taxes on income	1,114	5.6	1,153	6.5	(3.4)
Net earnings	4,367	21.8	4,422	24.9	(1.2)

Net earnings per share (Diluted)	1.60		$ 1.61		(0.6)

Average shares outstanding (Diluted)	2,731.9		2,754.5

Effective tax rate	20.3%		20.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,858	34.3	$ 6,103	34.4	12.4
Net earnings	$ 5,635	28.2	$ 5,038	28.4	11.8
Net earnings per share (Diluted)	$ 2.06		$ 1.83		12.6
Effective tax rate	17.8%		17.5%

(1) See Reconciliation of Non-GAAP Financial Measures.
(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

*2017 Statement of Earnings line items have been restated to reflect impact of ASU 2017-07

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,436	1,414	1.6%	1.6	—
International	1,962	1,814	8.2	1.2	7.0
	3,398	3,228	5.3	1.3	4.0

Pharmaceutical
U.S.	5,354	4,872	9.9	9.9	—
International	4,490	3,373	33.1	22.5	10.6
	9,844	8,245	19.4	15.1	4.3

Medical Devices
U.S.	3,161	3,092	2.2	2.2	—
International	3,606	3,201	12.7	4.2	8.5
	6,767	6,293	7.5	3.2	4.3

U.S.	9,951	9,378	6.1	6.1	—
International	10,058	8,388	19.9	10.9	9.0
Worldwide	$ 20,009	17,766	12.6%	8.4	4.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2018	2017	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,951	9,378	6.1%	6.1	—

Europe	4,797	3,858	24.3	10.0	14.3
Western Hemisphere excluding U.S.	1,567	1,454	7.8	7.2	0.6
Asia-Pacific, Africa	3,694	3,076	20.1	13.7	6.4
International	10,058	8,388	19.9	10.9	9.0

Worldwide	$ 20,009	17,766	12.6%	8.4	4.2

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	First Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2018	2017	(Decr.)

Earnings before provision for taxes on income - as reported	$5,481	5,575	(1.7)%

Intangible asset amortization expense	1,115	329

Restructuring/Other (1)	107	161

Actelion acquisition related cost	96	—

Unrealized loss/(gain) on securities	27	—

AMO acquisition related cost	21	38

Other	11	—

Earnings before provision for taxes on income - as adjusted	$6,858	6,103	12.4%

Net Earnings - as reported	$4,367	4,422	(1.2)%

Intangible asset amortization expense	996	244

Restructuring/Other	81	121

Actelion acquisition related cost	92	—

Unrealized loss/(gain) on securities	21	—

AMO acquisition related cost	17	251

Impact of tax legislation (2)	52	—

Other	9	—

Net Earnings - as adjusted	$5,635	5,038	11.8%

Diluted Net Earnings per share - as reported	$1.60	1.61	(0.6)%

Intangible asset amortization expense	0.36	0.09

Restructuring/Other	0.03	0.04

Actelion acquisition related cost	0.03	—

Unrealized loss/(gain) on securities	0.01	—

AMO acquisition related cost	0.01	0.09

Impact of tax legislation	0.02	—

Other	—	—

Diluted Net Earnings per share - as adjusted	$2.06	1.83	12.6%

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates		1.86

Impact of currency at 2017 foreign currency exchange rates	(0.13)	(0.03)

Operational Diluted Net Earnings per share - as adjusted at 2017 foreign currency exchange rates	$1.93	1.83	5.5%

(1) Includes $6M recorded in cost of products sold and $59M recorded in other (income) expense in the first quarter 2018, and
$4M recorded in cost of products sold and $72M recorded in other (income) expense in the first quarter 2017
(2) Includes foreign currency translation

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
FIRST QUARTER 2018 ACTUAL vs. 2017 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	1.3%	15.1%	3.2%	8.4%
U.S.	1.6%	9.9%	2.2%	6.1%
International	1.2%	22.5%	4.2%	10.9%

Vision Care
Vision Surgical & Eye Health Business (2)			(3.1)	(1.1)
U.S.			(2.8)	(0.9)
International			(3.4)	(1.3)

Pulmonary Hypertension
Actelion		(7.1)		(3.3)
U.S.		(7.4)		(3.8)
International		(6.6)		(2.7)

Cardiovascular / Metabolism / Other
Actelion		(0.5)		(0.2)
U.S.		(0.3)		(0.2)
International		(0.6)		(0.3)

Spine & Other
Codman Neuroscience			1.0	0.4
U.S.			0.7	0.2
International			1.4	0.6

Wound Care / Other
Compeed	0.7			0.1
U.S.	0.0			0.0
International	1.2			0.3

All Other Acquisitions and Divestitures	0.0		0.0	0.0
U.S.	0.0		(0.3)	(0.1)
International	(0.1)		0.2	0.1

WW Ops excluding Acquisitions and Divestitures	2.0%	7.5%	1.1%	4.3%
U.S.	1.6%	2.2%	(0.2)%	1.3%
International	2.3%	15.3%	2.4%	7.6%

(1) Operational growth excludes the effect of translational currency
(2) Previously referred to as Medical Optics

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$97	113	(14.2)%	(14.2)%	—%
Intl	360	342	5.3	1.3	4.0
WW	457	455	0.4	(2.6)	3.0

BEAUTY
US	611	567	7.8	7.8	—
Intl	473	414	14.3	6.2	8.1
WW	1,084	981	10.5	7.1	3.4

ORAL CARE
US	157	156	0.6	0.6	—
Intl	222	206	7.8	0.7	7.1
WW	379	362	4.7	0.6	4.1

OTC
US	465	477	(2.5)	(2.5)	—
Intl	607	536	13.2	3.9	9.3
WW	1,072	1,013	5.8	0.9	4.9

WOMEN'S HEALTH
US	3	3	0.0	0.0	—
Intl	240	239	0.4	(4.6)	5.0
WW	243	242	0.4	(4.6)	5.0

WOUND CARE/OTHER
US	103	98	5.1	5.1	—
Intl	60	77	(22.1)	(26.7)	4.6
WW	163	175	(6.9)	(8.9)	2.0

TOTAL CONSUMER
US	1,436	1,414	1.6	1.6	—
Intl	1,962	1,814	8.2	1.2	7.0
WW	$3,398	3,228	5.3%	1.3%	4.0%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2)

IMMUNOLOGY
US	$2,000	2,123	(5.8)%	(5.8)%	—%
Intl	1,042	807	29.1	19.4	9.7
WW	3,042	2,930	3.8	1.1	2.7
REMICADE
US	916	1,182	(22.5)	(22.5)	—
US Exports (3)	142	165	(13.9)	(13.9)	—
Intl	331	325	1.8	(3.7)	5.5
WW	1,389	1,672	(16.9)	(18.0)	1.1
SIMPONI / SIMPONI ARIA
US	224	229	(2.2)	(2.2)	—
Intl	294	199	47.7	37.3	10.4
WW	518	428	21.0	16.2	4.8
STELARA
US	652	547	19.2	19.2	—
Intl	409	276	48.2	34.0	14.2
WW	1,061	823	28.9	24.1	4.8
OTHER IMMUNOLOGY
US	66	—	*	*	—
Intl	8	7	14.3	13.3	1.0
WW	74	7	*	*	*

INFECTIOUS DISEASES
US	333	326	2.1	2.1	—
Intl	497	423	17.5	5.9	11.6
WW	830	749	10.8	4.2	6.6
EDURANT / rilpivirine
US	14	12	16.7	16.7	—
Intl	196	137	43.1	25.2	17.9
WW	210	149	40.9	24.5	16.4
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	273	259	5.4	5.4	—
Intl	205	171	19.9	9.4	10.5
WW	478	430	11.2	7.0	4.2
OTHER INFECTIOUS DISEASES
US	46	55	(16.4)	(16.4)	—
Intl	96	115	(16.5)	(22.4)	5.9
WW	142	170	(16.5)	(20.5)	4.0

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

NEUROSCIENCE
US	$624	664	(6.0)%	(6.0)%	—%
Intl	935	833	12.2	3.3	8.9
WW	1,559	1,497	4.1	(0.8)	4.9
CONCERTA / methylphenidate
US	66	108	(38.9)	(38.9)	—
Intl	107	101	5.9	(0.9)	6.8
WW	173	209	(17.2)	(20.5)	3.3
INVEGA SUSTENNA / XEPLION / TRINZA / TREVICTA
US	400	372	7.5	7.5	—
Intl	296	232	27.6	15.2	12.4
WW	696	604	15.2	10.5	4.7
RISPERDAL CONSTA
US	82	95	(13.7)	(13.7)	—
Intl	114	112	1.8	(7.1)	8.9
WW	196	207	(5.3)	(10.2)	4.9
OTHER NEUROSCIENCE
US	76	89	(14.6)	(14.6)	—
Intl	418	388	7.7	0.4	7.3
WW	494	477	3.6	(2.3)	5.9

ONCOLOGY
US	933	664	40.5	40.5	—
Intl	1,378	930	48.2	34.5	13.7
WW	2,311	1,594	45.0	37.0	8.0
DARZALEX
US	264	201	31.3	31.3	—
Intl	168	54	*	*	*
WW	432	255	69.4	63.5	5.9
IMBRUVICA
US	227	190	19.5	19.5	—
Intl	360	219	64.4	49.0	15.4
WW	587	409	43.5	35.3	8.2
VELCADE
US	—	—	—	—	—
Intl	313	280	11.8	1.6	10.2
WW	313	280	11.8	1.6	10.2
ZYTIGA
US	407	233	74.7	74.7	—
Intl	438	290	51.0	36.8	14.2
WW	845	523	61.6	53.7	7.9
OTHER ONCOLOGY
US	35	40	(12.5)	(12.5)	—
Intl	99	87	13.8	4.0	9.8
WW	134	127	5.5	(1.2)	6.7
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

PULMONARY HYPERTENSION (4)
US	$361	—	*	*	—
Intl	224	—	*	*	—
WW	585	—	*	*	—
OPSUMIT
US	149	—	*	*	—
Intl	122	—	*	*	—
WW	271	—	*	*	—
TRACLEER
US	68	—	*	*	—
Intl	72	—	*	*	—
WW	140	—	*	*	—
UPTRAVI
US	124	—	*	*	—
Intl	16	—	*	*	—
WW	140	—	*	*	—
OTHER
US	20	—	*	*	—
Intl	14	—	*	*	—
WW	34	—	*	*	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,103	1,095	0.7%	0.7%	—%
Intl	414	380	8.9	1.4	7.5
WW	1,517	1,475	2.8	0.9	1.9
XARELTO
US	578	513	12.7	12.7	—
Intl	—	—	—	—	—
WW	578	513	12.7	12.7	—
INVOKANA / INVOKAMET
US	204	247	(17.4)	(17.4)	—
Intl	44	37	18.9	10.3	8.6
WW	248	284	(12.7)	(13.8)	1.1
PROCRIT / EPREX
US	189	169	11.8	11.8	—
Intl	87	78	11.5	2.8	8.7
WW	276	247	11.7	9.0	2.7
OTHER
US	132	166	(20.5)	(20.5)	—
Intl	283	265	6.8	(0.2)	7.0
WW	415	431	(3.7)	(8.0)	4.3

TOTAL PHARMACEUTICAL
US	5,354	4,872	9.9	9.9	—
Intl	4,490	3,373	33.1	22.5	10.6
WW	$9,844	8,245	19.4%	15.1%	4.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

DIABETES CARE
US	$117	154	(24.0)%	(24.0)%	—%
Intl	222	245	(9.4)	(16.7)	7.3
WW	339	399	(15.0)	(19.5)	4.5

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	1	*	*	*
WW	—	1	*	*	*

INTERVENTIONAL SOLUTIONS (6)
US	304	279	9.0	9.0	—
Intl	336	270	24.4	14.3	10.1
WW	640	549	16.6	11.6	5.0

ORTHOPAEDICS (6)
US	1,307	1,359	(3.8)	(3.8)	—
Intl	943	916	2.9	(5.8)	8.7
WW	2,250	2,275	(1.1)	(4.6)	3.5

HIPS
US	209	209	0.0	0.0	—
Intl	154	143	7.7	(1.2)	8.9
WW	363	352	3.1	(0.5)	3.6

KNEES
US	228	246	(7.3)	(7.3)	—
Intl	159	152	4.6	(4.2)	8.8
WW	387	398	(2.8)	(6.2)	3.4

TRAUMA
US	407	391	4.1	4.1	—
Intl	289	251	15.1	5.6	9.5
WW	696	642	8.4	4.7	3.7

SPINE & OTHER (6)
US	463	513	(9.7)	(9.7)	—
Intl	341	370	(7.8)	(15.8)	8.0
WW	804	883	(8.9)	(12.2)	3.3

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2018	2017	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$993	995	(0.2)%	(0.2)%	—%
Intl	1,430	1,276	12.1	3.9	8.2
WW	2,423	2,271	6.7	2.1	4.6

ADVANCED
US	393	392	0.3	0.3	—
Intl	573	485	18.1	9.4	8.7
WW	966	877	10.1	5.3	4.8

GENERAL
US	423	423	0.0	0.0	—
Intl	704	651	8.1	0.0	8.1
WW	1,127	1,074	4.9	0.0	4.9

SPECIALTY
US	177	180	(1.7)	(1.7)	—
Intl	153	140	9.3	2.7	6.6
WW	330	320	3.1	0.2	2.9

VISION CARE (7)
US	440	305	44.3	44.3	—
Intl	675	493	36.9	28.3	8.6
WW	1,115	798	39.7	34.4	5.3

CONTACT LENSES / OTHER
US	309	256	20.7	20.7	—
Intl	498	427	16.6	9.3	7.3
WW	807	683	18.2	13.6	4.6
SURGICAL
US	131	49	*	*	—
Intl	177	66	*	*	*
WW	308	115	*	*	*

TOTAL MEDICAL DEVICES
US	3,161	3,092	2.2	2.2	—
Intl	3,606	3,201	12.7	4.2	8.5
WW	$6,767	6,293	7.5%	3.2%	4.3%

*Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Reported as U.S. sales
(4) Products acquired from Actelion acquisition on June 16, 2017
(5) Prior year amounts have been reclassified to conform to current year product disclosure
(6) All sales related to the Cerenovus businss (previously included in Spine & Other in Orthopaedics) were reclassified to
Interventional Solutions (previously referred to as Cardiovascular). See supplemental schedule.
(7) Includes products acquired from Abbott Medical Optics (AMO) acquisition on February 27, 2017

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)

Prior quarter amounts have been reclassified to conform to current quarter product disclosure

	2016	2017
	Full Year	Q1	Q2	Q3	Q4
MEDICAL DEVICES SEGMENT (1)

INTERVENTIONAL SOLUTIONS (2)
US	$968	279	285	279	305
Intl	930	270	288	274	316
WW	1,899	549	573	553	621

ORTHOPAEDICS (2)
US	5,501	1,359	1,367	1,308	1,370
Intl	3,784	916	926	896	916
WW	9,284	2,275	2,293	2,204	2,286
SPINE & OTHER (2)
US	2,215	513	533	495	512
Intl	1,616	370	382	376	344
WW	$3,830	883	915	871	856

(1) Quarterly data unaudited
(2) All sales related to the Cerenovus business were reclassified to Interventional Solutions (previously referred to as Cardiovascular); The
Cerenovus business includes the Codman Neurovascular business as well as the recent acquisitions of Neuravi and Pulsar (previously included in Spine & Other in Orthopaedics).